Exhibit No. 3
Form 10-SB
Century Controls, Inc.


              CENTURY CONTROLS INTERNATIONAL, INC.
                750 SOUTH PLAZA DRIVE, SUITE 324
                       ST. PAUL, MN 55121

                  CERTIFICATE OF WARRANT SHARES


THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE THRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRTION STATEMENT MADE UNDER THE SECURITIES ACT OF 1993 (THE "ACT"), OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE SATISFACTION OF THE COMPANY.

                       WARRANT TO PURCHASE

                             10,000
                            (Number)

                     SHARES OF COMMON STOCK

 VOID AFTER 3:30 P.M, MINNEAPOLIS TIME, ON A DATE TWO YEARS FROM

                            11-07-97
                             (Date)

     1. This certifies that, for value received, Craig Laughlin is entitled to purchase, subject to the terms and conditions hereof, from CENTURY CONTROLS INTERNATIONAL, INC. ("Company") at any time from two years from November 7. 1997, 10,000 shares at a price of $.375 per share. The number of shares of Common Stock to be received upon exercise of this Warrant and the price to be paid for a share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon exercise of this Warrant are hereinafter sometimes referred to as "Warrant Shares".

     2. This Warrant may be exercised in whole or in part by written notice delivered to the Company stating the number of shares of Common Stock with respect to which the Warrant is being exercised, together with cash or check in the amount of the purchase price for such share The Company shall deliver to such exercise promptly upon receipt of the items described in this Paragraph 2.

     3. The Company agrees that there shall be reserved such number of shares of Common Stock as shall be required for issuance and/or delivery upon exercise of this Warrant.

     4. The Holder shall have no rights as a shareholder of the Company with respect to Warrant Shares unless and until the date of issuance of a share certificate or certificates with respect thereto.

     5. The number of Warrant Shares and the purchase price per share shall be proportionately adjusted for any Increase or decrease in the number issued and outstanding shares of Common Stock of the Company resulting from a merger, consolidation, reorganization. stock split or stock dividend, or any other issuance of shares effected without receipt of consideration thereof by the company equal to the exercise price under the Warrant in effect immediately prior to such transaction.

     If the Company shall be the surviving entity in any merger or consolidation, the Warrant (to the extent that is still outstanding) shall pertain to and apply to the securities to which a holder of the same number of share of Common Stock that are subject to the Warrant would have been entitled. A dissolution or liquidation of the Company or merger or consolidation in which the Company is not the surviving entity shall cause this Warranty to terminate, unless the agreement or merger or consideration shall otherwise provide, provided in such event the Holder shall have the right immediately prior to such dissolution or liquidation, or merger or consolidation in which the Company is not the surviving entity, to exercise the Warrant in whole or in part.

     6. (a) This Warrant or the Warrant Shares or any other security issued or issuable upon exercise of the Warrant may not be offered or sold except in conformity with the Securities Act of 1933, as amended, and then only against receipt of an agreement of such person to whom such offer sale is made to comply with the provisions of this Paragraph 6 with respect to any resale or any other disposition of such securities.

         (b) The Company may cause the following legend to be set forth on each warrant and certificate representing Warrant Shares or any other security issued or issuable upon exercise of the Warrant not theretofore distributed to the public or sold to underwriters for distribution to the public, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

       "The securities represented by this certificate may
       not  be  offered  for sale, sold  or  otherwise  be
       transferred   except  pursuant  to   an   effective
       Registration  Statement made under  the  Securities
       Act  of  1933  (the  "Act"),  or  pursuant  to   an
       exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company".

     7. This Warrant shall be governed by, and construed in accordance with, the laws of the State of Utah.

                         CENTURY CONTROLS INTERNATIONAL, INC.


                         By:  /s/
                              Leo Christiansen, CEO/President
Date:

Attest:
Secretary

              CENTURY CONTROLS INTERNATIONAL, INC.
                750 SOUTH PLAZA DRIVE, SUITE 324
                       ST. PAUL, MN 55121

                  CERTIFICATE OF WARRANT SHARES


THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED FOR SALE. SOLD OR OTHERWISE THRAINSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRTION STATEMENT MADE UNDER THE SECURITIES ACT OF 1993 (THE "ACT"). OR PURSUANT TO AN EXEMPTION FROM REGISTR.ATION UNDER THE ACT. THE AVAILABILITY OF WHICH IS TO BE SATISFACTION OF THE COMPANY.


                       WARRANT TO PURCHASE

                             10,000
                            (Number)

                     SELARES OF COMMON STOCK

VOID AFTER 3:30 P.M., MINNEAPOLIS TIME, ON A DATE TWO YEARS FROM

                            11-07-97
                             (Date)

     1. This certifies that, for value received, James Sampair is entitled to purchase, subject to the terms and conditions hereof, from CENTURY CONTROLS INTERNATIONAL, INC. ("Company") at any time from two years from November 7. 1997, 10,000 shares at a price of $.375 per share. The number of shares of Common Stock to be received upon exercise of this Warrant and the price to be paid for a share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon exercise of this Warrant are hereinafter sometimes referred to as "Warrant Shares".

     2. This Warrant may be exercised in whole or in part by written notice delivered to the Company stating the number of shares of Common Stock with respect to which the Warrant is being exercised, together with cash or check in the amount of the purchase price for such shares. The Company shall deliver to such exercise promptly upon receipt of the items described in this Paragraph 2.

     3. The Company agrees that there shall be reserved such number of shares of Common Stock as shall be required for issuance and/or delivery upon exercise of this Warrant.

     4. The Holder shall have no rights as a shareholder of the Company with respect to Warrant Shares unless and until the date of issuance of a share certificate or certificates with respect thereto.

     5. The number of Warrant Shares and the purchase price per share shall be proportionately adjusted for any increase or decrease in the number issued and outstanding shares of Common Stock of the Company resulting from a merger, consolidation, reorganization. stock split or stock dividend, or any other issuance of shares effected without receipt of consideration thereof by the company equal to the exercise price under the Warrant in effect immediately prior to such transaction.

     If the Company shall be the surviving entity in any merger or consolidation, the Warrant (to the extent that is still outstanding) shall pertain to and apply to the securities to which a holder of the same number of share of Common Stock that are subject to the Warrant would have been entitled. A dissolution or liquidation of the Company or merger or consolidation in which the Company is not the surviving entity shall cause this Warranty to terminate, unless the agreement or merger or consideration shall otherwise provide, provided in such event the Holder shall have the right immediately prior to such dissolution or liquidation, or merger or consolidation in which the Company is not the surviving entity, to exercise the Warrant in whole or in part.

     6. (a) This Warrant or the Warrant Shares or any other security issued or issuable upon exercise of the Warrant may not be offered or sold except in conformity with the Securities Act of 1933, as amended, and then only against receipt of an agreement of such person to whom such offer sale is made to comply with the provisions of this Paragraph 6 with respect to any resale or any other disposition of such securities.

         (b) The Company may cause the following legend to be set forth on each warrant and certificate representing Warrant Shares or any other security issued or issuable upon exercise of the Warrant not theretofore distributed to the public or sold to underwriters for distribution to the public, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

       "The securities represented by this certificate may
       not  be  offered  for sale, sold  or  otherwise  be
       transferred   except  pursuant  to   an   effective
       Registration  Statement made under  the  Securities
       Act  of  1933  (the  "Act"),  or  pursuant  to   an
       exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company".

     7. This Warrant shall be governed by, and construed in accordance with, the laws of the State of Utah.
                         CENTURY CONTROLS INTERNATIONAL, INC.


                         By:  /s/
                              Leo Christiansen, CEO/President

Date:

Attest:

Secretary

              CENTURY CONTROLS INTERNATIONAL, INC.
                750 SOUTH PLAZA DRIVE, SUITE 324
                       ST. PAUL, MN 55121

                  CERTIFICATE OF WARRANT SHARES


THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRTION STATEMENT MADE UNDER THE SECURITIES ACT OF 1993 (THE "ACT"), OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE SATISFACTION OF THE COMPANY.


                       WARRANT TO PURCHASE

                             10,000
                            (Number)

                     SHARES OF COMMON STOCK


 VOID AFTER 3:30 P.M. MINNEAPOLIS TIME, ON A DATE TWO YEARS FROM

                            11-07-97
                             (Date)


     1. This certifies that, for value received, J. Clinton Shaver - is entitled to purchase, subject to the terms and conditions hereof, from CENTURY CONTROLS INTERNATIONAL, INC. ("Company") at any time from two years from November 7. 1997 10,000 shares at a price of $.375 per share. The number of shares of Common Stock to be received upon exercise of this Warrant and the price to be paid for a share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon exercise of this Warrant are hereinafter sometimes referred to as "Warrant Shares".

     2. This Warrant may be exercised in whole or in part by written notice delivered to the Company stating the number of shares of Common Stock with respect to which the Warrant is being exercised, together with cash or check in the amount of the purchase price for such shares. The Company shall deliver to such exercise promptly upon receipt of the items described in this Paragraph 2.

     3. The Company agrees that there shall be reserved such number of shares of Common Stock as shall be required for issuance and/or delivery upon exercise of this Warrant.

     4. The Holder shall have no rights as a shareholder of the Company with respect to Warrant Shares unless and until the date of issuance of a share certificate or certificates with respect thereto.

     5. The number of Warrant Shares and the purchase price per share shall be proportionately adjusted for any increase or decrease in the number issued and outstanding shares of Common Stock of the Company resulting from a merger, consolidation. reorganization, stock split or stock dividend, or any other issuance of shares effected without receipt of consideration thereof by the company equal to the exercise price under the Warrant in effect immediately prior to such transaction.

     If the Company shall be the surviving entity in any merger or consolidation, the Warrant (to the extent that is still outstanding) shall pertain to and apply to the securities to which a holder of the same number of share of Common Stock that are subject to the Wan-ant would have been entitled. A dissolution or liquidation of the Company or merger or consolidation in which the Company is not the surviving entity shall cause this Warranty to terminate, unless the agreement or merger or consideration shall otherwise provide, provided in such event the Holder shall have the right immediately prior to such dissolution or liquidation, or merger or consolidation in which the Company is not the surviving entity, to exercise the Warrant in whole or in part.

     6. (a) This Warrant or the Warrant Shares or any other security issued or issuable upon exercise of the Warrant may not be offered or sold except in conformity with the Securities Act of 1933, as amended, and then only against receipt of an agreement of such person to whom such offer sale is made to comply with the provisions of this Paragraph 6 with respect to any resale or any other disposition of such securities.

         (b) The Company may cause the Mowing legend to be set forth on each warrant and certificate representing Warrant Shares or any other security issued or issuable upon exercise of the Warrant not theretofore distributed to the public or sold to underwriters for distribution to the public, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

       "The securities represented by this certificate may
       not  be  offered  for sale, sold  or  otherwise  be
       transferred   except  pursuant  to   an   effective
       Registration  Statement made under  the  Securities
       Act  of  1933  (the  "Act"),  or  pursuant  to   an
       exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company".

     7. This Warrant shall be governed by, and construed in accordance with, the laws of the State of Utah.

                         CENTURY CONTROLS INTERNATIONAL, INC.


                         By:  /s/
                              Leo Christiansen, CEO/President

Date:

Attest:

Secretary

              CENTURY CONTROLS INTERNATIONAL, INC.
                750 SOUTH PLAZA DRIVE, SUITE 324
                       ST. PAUL, MN 55121

                  CERTIFICATE OF WARRANT SHARES


THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRTION STATEMENT MADE UNDER THE SECURITIES ACT OF 1993 (THE "ACT"), OR PURSUAN'T TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT. THE AVAILABILTY OF WHICH IS TO BE SATISFACTION OF THE COMPANY.

                       WARRANT TO PURCHASE

                             10,000
                            (Number)

                     SHARES OF COMMON STOCK


VOID AFTER 3:30 P.M., MINNEAPOLIS TIME, ON A DATE TWO YEARS FROM

                            11-07-97
                             (Date)


     1. This certifies that- for value received, Bruce Senske is entitled to purchase, subject to the terms and conditions hereof, from CENTURY CONTROLS INTERNATIONAL, INC. ("Company") at any time from two years from November 7. 1997, 10,000 shares at a price of $.375 per share. The number of shares of Common Stock to be received upon exercise of this Warrant and the price to be paid for a share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon exercise of this Warrant are hereinafter sometimes referred to as "Warrant Shares".

     2. This Warrant may be exercised in whole or in part by written notice delivered to the Company stating the number of shares of Common Stock with respect to which the Warrant is being exercised, together with cash or check in the amount of the purchase price for such shares. The Company shall deliver to such exercise promptly upon receipt of the items described in this Paragraph 2.

     3. The Company agrees that there shall be reserved such number of shares of Common Stock as shall be required for issuance and/or delivery upon exercise of this Warrant.

     4. The Holder shall have no rights as a shareholder of the Company with respect to Warrant Shares unless and until the date of issuance of a share certificate or certificates with respect thereto.

     5. The number of Warrant Shares and the purchase price per share shall be proportionately adjusted for any increase or decrease in the number issued and outstanding shares of Common Stock of the Company resulting from a merger, consolidation, reorganization, stock split or stock dividend, or any other issuance of shares effected without receipt of consideration thereof by the company equal to the exercise price under the Warrant in effect immediately prior to such transaction.

     If the Company shall be the surviving entity in any merger or consolidation, the Warrant (to the extent that is still outstanding) shall pertain to and apply to the securities to which a holder of the same number of share of Common Stock that are subject to the Warrant would have been entitled. A dissolution or liquidation of the Company or merger or consolidation in which the Company is not the surviving entity shall cause this Warranty to terminate, unless the agreement or merger or consideration shall otherwise provide, provided in such event the Holder shall have the right immediately prior to such dissolution or liquidation, or merger or consolidation in which the Company is not the surviving entity, to exercise the Warrant in whole or in part.

     6. (a) This Warrant or the Warrant Shares or any other security issued or issuable upon exercise of the Warrant may not be offered or sold except in conformity with the Securities Act of 1933, as amended, and then only against receipt of an agreement of such person to whom such offer sale is made to comply with the provisions of this Paragraph 6 with respect to any resale or any other disposition of such securities.

         (b) The Company may cause the Mowing legend to be set forth on each warrant and certificate representing Warrant Shares or any other security issued or issuable upon exercise of the Warrant not theretofore distributed to the public or sold to underwriters for distribution to the public, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

       "The securities represented by this certificate may
       not  be  offered  for sale, sold  or  otherwise  be
       transferred   except  pursuant  to   an   effective
       Registration  Statement made under  the  Securities
       Act  of  1933  (the  "Act"),  or  pursuant  to   an
       exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company."

     7. This Warrant shall be governed by, and construed in accordance with, the laws of the State of Utah.


                         CENTURY CONTROLS INTERNATIONAL, INC.


                         By:  /s/
                              Leo Christiansen, CEO/President


Date:

Attest:

Secretary